Exhibit 33.b


Report on Assessment of Compliance with SEC Regulation AB Servicing Criteria as
                                Primary Servicer

Capmark Finance Inc. ("Capmark") is responsible for assessing compliance, as of and for the year ended December 31, 2007 (the "Reporting Period"), with the servicing criteria set forth in item 1122(d) of Regulation AB of the Securities and Exchange Commission for the asset backed securities transactions (the "Transactions" in Exhibit I). This assertion includes all commercial mortgage loans sold in public securitizations from the period January 1, 2006 through December 31, 2007 for which Capmark served as primary servicer (the "Platform").

Capmark has concluded that the criteria are applicable as shown (indicated by x) below to the primary servicing of the loans in the Transactions.

                          Regulation AB Compliance Map

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               Regulation AB Criteria 1122(d)                                        Primary
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(1) General servicing considerations.
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i) Policies and procedures are instituted to monitor any                                X
performance or other triggers and events of default in
accordance with the transaction agreements.
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(ii) If any material servicing activities are outsourced to third                       X
parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
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(iii) Any requirements in the transaction agreements to                           Not Applicable
maintain a back-up servicer for the pool assets are maintained.
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(iv) A fidelity bond and errors and omissions policy is in effect                       X
on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
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(2) Cash collection and administration.
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(i) Payments on pool assets are deposited into the custodial bank                       X
accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.
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(ii) Disbursements made via wire transfer on behalf of an obligor or                    X
to an investor are made only by authorized personnel.
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(iii) Advances of funds or guarantees regarding collections, cash                       X
flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
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               Regulation AB Criteria 1122(d)                                        Primary
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(iv) The related accounts for the transaction, such as cash reserve                     X
accounts or accounts established as a form of
overcollateralization, are separately maintained  (e.g.,  with respect to commingling of cash) as set forth in the transaction agreements.
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(v) Each custodial account is maintained at a federally insured                         X
depository institution as set forth in the transaction agreements.
For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
240.13k-l(b)(1) of this chapter.
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(vi) Unissued checks are safeguarded so as to prevent                                   X
unauthorized access.
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(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including
custodial accounts and related bank clearing accounts. These reconciliations:
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(A) Are mathematically accurate;                                                        X
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(B) Are prepared within 30 calendar days after the bank statement                       X
cutoff date, or such other number of days specified in the
transaction agreements;
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(C) Are reviewed and approved by someone other than the person who                      X
prepared the reconciliation; and
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(D) Contain explanations for reconciling items. These                                   X
reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
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(3) Investor remittances and reporting.
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(i) Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
Specifically, such reports:
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(A) Are prepared in accordance with timeframes and other terms set                      X
forth in the transaction agreements;
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(B) Provide information calculated in accordance with the terms                         X
specified in the transaction agreements;
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(C) Are filed with the Commission as required by its rules and                    Not Applicable
regulations; and
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(D) Agree with investors' or the trustee's records as to the total                      X
unpaid principal balance and number of pool assets serviced by the servicer.
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               Regulation AB Criteria 1122(d)                                        Primary
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(ii) Amounts due to investors are allocated and remitted in                             X
accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
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(iii) Disbursements made to an investor are posted within two                           X
business days to the servicer's investor records, or such other number of days specified in the transaction agreements.
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(iv) Amounts remitted to investors per the investor reports agree                       X
with cancelled checks, or other form of payment, or custodial bank statements.
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(4) Pool asset administration.
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(i) Collateral or security on pool assets is maintained as required                     X
by the transaction agreements or related pool asset documents.
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(ii) Pool assets and related documents are safeguarded as required by             Not Applicable
the transaction agreements.
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(iii) Any additions, removals or substitutions to the asset pool are                    X
made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
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(iv) Payments on pool assets, including any payoffs, made in                            X
accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements and allocated to principal, interest or other items (e.g., escrow) in accordance with the related documents.
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(v) The servicer's records regarding the pool assets agree with the                     X
servicer's records with respect to an obligor's unpaid principal balance.
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(vi) Changes with respect to the terms or status of an obligor's pool                   X
asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
transaction agreements and related pool asset documents.
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(vii) Loss mitigation or recovery actions (e.g., forbearance plans,               Not Applicable
modifications and deeds in lieu of foreclosure,
foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
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               Regulation AB Criteria 1122(d)                                        Primary
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(viii) Records documenting collection efforts are maintained during                     X
the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans where delinquency is deemed
temporary (e.g., illness or unemployment).
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(ix) Adjustments to interest rates or rates of return for pool assets                   X
with variable rates are computed based on the related pool asset documents.
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(x) Regarding any funds held in trust for an obligor (such as escrow accounts):
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(A) Such funds are analyzed, in accordance with the obligor's pool                      X
asset documents, on at least an annual basis, or such other period specified in the transaction agreements;
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(B) Interest on such funds is paid, or credited, to obligors in                         X
accordance with applicable pool asset documents and state laws; and
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(C) Such funds are returned to the obligor within 30 calendar days of                   X
full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
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(xi) Payments made on behalf of an obligor (such as tax or insurance                    X
payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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(xii) Any late payment penalties in connection with any payment to be                   X
made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
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(xiii) Disbursements made on behalf of an obligor are posted within                     X
two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
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(xiv) Delinquencies, charge-offs and uncollectible accounts are                         X
recognized and recorded in accordance with the transaction agreements.
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(xv) Any external enhancement or other support, identified in Item                Not Applicable
1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.
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The servicing criteria, after giving effect to the foregoing exclusions, are referred to as the "Applicable Servicing Criteria".

Capmark utilizes vendors to support its servicing operations including the use of a commercial tax service which supports our assertions under 1122(d)(4)(x) through (xiv) and the use of a lien filing firm to support our assertion under 1122(d)(4)(i). This vendor activity contributes to the servicing activities to which we are asserting. In all cases, the vendors' activities are limited, and Capmark assumes responsibility for the 1122 assessment for these vendor activities. These vendors do not fit the definition of servicer under item 1101
(j) and Capmark employs policies and procedures designed to provide assurance that the vendors' activities comply with the Applicable Servicing Criteria to such vendors.

For the Reporting Period, Capmark has assessed its compliance with the Applicable Servicing Criteria for the Transactions and has concluded that its servicing operation has complied, in all material respects, with the Applicable Servicing Criteria.

Deloitte & Touche LLP, an independent registered public accounting firm, has issued an attestation report on management's assertion of compliance with the Applicable Servicing Criteria.

Capmark Finance Inc.

Date: February 29, 2008

/s/ Michael I. Lipson
Michael I. Lipson
Executive Vice President
Capmark Services

/s/ Joseph A. Funk
Joseph A. Funk
Managing Director
Capmark Services

                                                                       Exhibit I

                   Primary Servicing Transactions
                           for Regulation AB

                       BACM, SERIES 2006-1
                       BACM, SERIES 2006-4
                       BSCMS TRUST 2006-PWR11
                       BSCMS TRUST 2006-PWR12
                       BSCMS TRUST 2006-PWR13
                       BSCMS TRUST 2006-PWR14
                       BSCMS TRUST 2007-PWR15
                       BSCMS TRUST 2007-PWR16
                       BSCMS TRUST 2007-PWR17
                       BSCMS TRUST 2007-PWR18
                       BSCMSI, SERIES 2007-TOP 26
                       BSCMSI, SERIES 2007-TOP 28
                       CD 2006-CD2
                       CD 2006-CD3
                       CD, SERIES 2007-CD4
                       CD, SERIES 2007-CD5
                       CGCMT SERIES 2007-C6
                       CGCMT, SERIES 2006-C4
                       COBALT 2006 C1
                       COBALT, SERIES 2007-C2
                       COMM SERIES 2007-C9
                       COMM, SERIES 2006-C7
                       CSFB 2006 C1
                       CSFB, SERIES 2006-C2
                       CSFB, SERIES 2006-C3
                       CSFB, SERIES 2006-C4
                       CSMC SERIES 2007-C1
                       CSMC, SERIES 2007-C2
                       CSMC, SERIES 2007-C4
                       CSMC, SERIES 2007-C5
                       CSMSC SERIES 2007-C3
                       GMAC 2006-C1
                       JP 2006-CIBC16
                       JP 2006-LDP7
                       JPMC 2007 LDP12
                       JPMC SERIES 2007-CIBC18
                       JPMC SERIES 2007-CIBC19
                       JPMC SERIES 2007-LDP11
                       JPMC, SERIES 2006-CIBC15
                       JPMC, SERIES 2006-LDP8
                       JPMC, SERIES 2007-C1
                       JPMC, SERIES 2007-CIBC20
                       JPMC, SERIES 2007-LDP10
                       JPMCC 2006 CIBC14
                       JPMCC 2006 LDP6
                       JPMCC 2006 LDP9

                                                                       Exhibit I
                   Primary Servicing Transactions
                           for Regulation AB

                   LBUBS, SERIES 2006-C6
                   LBUBS, SERIES 2007-C1
                   LEHMAN, SERIES 2006-C1
                   MLCFC 2006-3
                   MLCFC 2007-5
                   ML-CFC COMMERCIAL
                   MORTGAGE TRUST 2007-7
                   MLCFC, SERIES 2006-1
                   MLCFC, SERIES 2006-2
                   MLCFC, SERIES 2006-3
                   MLCFC, SERIES 2007-6
                   MLCFC, SERIES 2007-9
                   MLMT 2006-C2
                   MLMT SERIES 2007-C1
                   MLMT, SERIES 2006-C1
                   MSCI 2007 IQ15
                   MSCI ITRUST 2007-IQ16
                   MSCI SERIES 2007 HQ12
                   MSCI, SERIES 2006-IQ12
                   MSCI, SERIES 2007-HQ11
                   MSCI, SERIES 2007-IQ13
                   MSCI, SERIES 2007-IQ14
                   MSCI, SERIES 2007-IQ16
                   MSCII 2007 TOP25
                   WACHOVIA, SERIES 2006-C23
                   WACHOVIA, SERIES 2006-C26
                   WACHOVIA, SERIES 2006-C28
                   WACHOVIA, SERIES 2006-C29